UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

CSMG Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-27359	74-2653437
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

501 North Shoreline Drive, Suite 701 North
Corpus Christi, Texas	78471
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 887-7546

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 7, 2008, our Board of Directors, in consultation with KBL, LLP, our independent registered public accounting firm, concluded that our previously issued financial statements for the fiscal years ended December 31, 2007 and 2006 should no longer be relied upon.

This conclusion was based on the Board’s determination that our financial statements required an adjustment to reflect our 86% ownership of Live Tissue Connect, Inc., rather than 100% ownership, and a charge adjustment for management stock options granted by Live Tissue Connect, Inc. in 2006 and 2007..

We have discussed the matters disclosed in this Current Report on Form 8-K with KBL, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2008	CSMG Technologies, Inc.

	By:	/s/ Donald S. Robbins
Donald S. Robbins
Chief Executive Officer